Exhibit 99.2

Endurance Specialty Holdings Ltd.

INVESTOR FINANCIAL SUPPLEMENT

FIRST QUARTER 2008

Endurance Specialty Holdings Ltd.
Wellesley House, 90 Pitts Bay Rd.
Pembroke HM 08, Bermuda

Investor Relations
Phone: (441) 278-0988
Fax: (441) 278-0493
email: investorrelations@endurance.bm

This report is for information purposes only. It should be read in conjunction with other documents filed by Endurance Specialty Holdings Ltd. pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

Financial Supplement Table of Contents

Application of the Safe Harbor of the Private Securities Litigation Reform Act of 1995:

Some of the statements in this financial supplement may include forward-looking statements which reflect our current views with respect to future events and financial performance. Such statements may include forward-looking statements both with respect to us in general and the insurance and reinsurance sectors specifically, both as to underwriting and investment matters. Statements which include the words “expect,” “intend,” “plan,” “believe,” “project,” “anticipate,” “seek,” “will,” and similar statements of a future or forward-looking nature identify forward-looking statements in this financial supplement for purposes of the U.S. federal securities laws or otherwise. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only to the date on which they are made. We undertake no obligation to publicly update or review any forward looking statement, when as a result of new information, future developments or otherwise.

All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or may be important factors that could cause actual results to differ from those indicated in the forward-looking statements. These factors include, but are not limited to, competition, possible terrorism or the outbreak of war, the frequency or severity of unpredictable catastrophic events, changes in demand for insurance or reinsurance, rating agency actions, uncertainties in our reserving process, a change in our tax status, acceptance of our products, the availability of reinsurance or retrocessional coverage, retention of key personnel, political conditions, the impact of current regulatory investigations, changes in accounting policies, changes in general economic conditions and other factors described in our Annual Report on Form 10-K for the year ended December 31, 2007.

ENDURANCE SPECIALTY HOLDINGS LTD.
BASIS OF PRESENTATION

DEFINITIONS AND PRESENTATION

•

All financial information contained herein is unaudited, except the balance sheet and income statement data for the years ended December 31, 2007, December 31, 2006 and December 31, 2005, which was derived from the Company’s audited financial statements.

•	Unless otherwise noted, all data is in thousands, except for per share, percentage and ratio information.

•	As used in this financial supplement, “common shares” refers to our ordinary shares and class A shares, collectively.

•

Endurance Specialty Holdings Ltd., along with others in the industry, uses underwriting ratios as measures of performance. The loss ratio is the ratio of claims and claims adjustment expense to earned premiums. The acquisition expense ratio is the ratio of underwriting expenses (commissions, taxes, licenses and fees, as well as other underwriting expenses) to earned premiums. The general and administrative expense ratio is the ratio of general and administrative expenses to earned premiums. The combined ratio is the sum of the loss ratio, the acquisition expense ratio and the general and administrative expense ratio. These ratios are relative measurements that describe for every $100 of net premiums earned, the cost of losses and expenses, respectively. The combined ratio presents the total cost per $100 of earned premium. A combined ratio below 100% demonstrates underwriting profit; a combined ratio above 100% demonstrates underwriting loss.

•

GAAP combined ratios differ from statutory combined ratios primarily due to the deferral of certain third party acquisition expenses for GAAP reporting purposes and the use of net premiums earned rather than net premiums written in the denominator when calculating the acquisition expense and the general & administrative expense ratios.

•	NM - Not meaningful; NA - Not Applicable; LTM - Latest twelve months.

i

ENDURANCE SPECIALTY HOLDINGS LTD.
CORPORATE ORGANIZATION CHART

ii

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED FINANCIAL HIGHLIGHTS

		QUARTER ENDED MARCH 31,		Previous Quarter Change

		2008	2007

HIGHLIGHTS	Net income	$77,811	$101,835	(23.6)%
	Net income available to common shareholders	73,936	97,960	(24.5)%
	Operating income [a]	89,527	105,196	(14.9)%
	Operating income available to common shareholders [a]	85,652	101,321	(15.5)%
	Operating cash flow	142,738	121,805	17.2%
	Gross premiums written	868,591	573,291	51.5%
	Net premiums earned	372,043	377,045	(1.3)%
	Total assets	7,875,211	7,190,463	9.5%
	Total shareholders’ equity	2,538,174	2,366,546	7.3%

PER SHARE AND SHARES DATA	Basic earnings per common share
	Net income (as reported)	$1.26	$1.47	(14.5)%
	Operating income (as reported)[a]	$1.46	$1.52	(4.3)%
	Diluted earnings per common share
	Net income (as reported)	$1.15	$1.36	(15.7)%
	Operating income (as reported)[a]	$1.33	$1.41	(5.5)%
As Reported	Weighted average common shares outstanding	58,823	66,613	(11.7)%
	Weighted average common shares outstanding and dilutive potential common shares	64,503	72,073	(10.5)%
Book Value Per Common Share	Book value [b]	$39.83	$32.77	21.5%
	Diluted book value (treasury stock method) [b]	$36.00	$30.19	19.2%

FINANCIAL RATIOS	Return on average common equity (ROAE), net income [c]	3.2%	4.6%	(1.4)
	ROAE, operating income [a] [c]	3.7%	4.8%	(1.1)
	Return on beg. common equity (ROBE), net income [c]	3.2%	4.7%	(1.5)
	ROBE, operating income [a]	3.7%	4.8%	(1.1)
	Annualized ROAE, net income [c]	12.7%	18.4%	(5.7)
	Annualized ROAE, operating income [a] [c]	14.7%	19.0%	(4.3)
	Annualized ROBE, net income	12.8%	18.7%	(5.9)
	Annualized ROBE, operating income [a]	14.8%	19.3%	(4.5)
	Annualized investment yield	3.4%	5.5%	(2.1)

	Loss ratio	50.9%	55.9%	(5.0)
GAAP	Acquisition expense ratio	20.0%	17.9%	2.1
	General and administrative expense ratio	13.5%	12.9%	0.6

	Combined ratio	84.4%	86.7%	(2.3)
STAT	Acquisition expense ratio	12.9%	15.9%	(3.0)
	General and administrative expense ratio	7.7%	9.8%	(2.1)

	Combined ratio	71.5%	81.6%	(10.1)

[a]

Operating income represents after-tax operational results excluding, as applicable, after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses. Please see page 24 for a reconciliation to net income.

[b]	For detailed calculations please refer to page 26.

[c]

Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances for the stated periods, which excludes the $200 million liquidation value of the preferred shares.

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED STATEMENTS OF INCOME - QUARTERLY

	QUARTER ENDED

	MAR. 31, 2008	DEC. 31, 2007	SEPT. 30, 2007	JUNE 30, 2007	MAR. 31, 2007	MAR. 31, 2006

UNDERWRITING REVENUES
Gross premiums written	$868,591	$277,750	$423,271	$506,803	$573,291	$571,381
Premiums ceded	(227,804)	(62,282)	(45,655)	(58,577)	(39,626)	(28,372)

Net premiums written	$640,787	$215,468	$377,616	$448,226	$533,665	$543,009
Change in unearned premiums	(268,744)	184,994	22,126	(30,675)	(156,620)	(122,803)

Net premiums earned	$372,043	$400,462	$399,742	$417,551	$377,045	$420,206
Other underwriting income (loss)	(740)	9,044	1,697	(3,203)	(5,936)	3,501

Total underwriting revenues	$371,303	$409,506	$401,439	$414,348	$371,109	$423,707

UNDERWRITING EXPENSES
Losses and loss expenses	$189,502	$144,852	$186,456	$207,179	$210,594	$238,732
Acquisition expenses	74,374	89,501	76,604	73,941	67,530	75,248
General and administrative expenses	50,044	64,655	55,121	48,664	48,829	43,891

Total underwriting expenses	$313,920	$299,008	$318,181	$329,784	$326,953	$357,871

Underwriting income	$57,383	$110,498	$83,258	$84,564	$44,156	$65,836

OTHER OPERATING REVENUE/EXPENSES
Net investment income	$46,878	$65,310	$62,605	$78,548	$74,813	$61,544
Interest expense	(7,534)	(7,532)	(7,533)	(7,531)	(7,529)	(7,526)
Amortization of intangibles	(2,688)	(1,905)	(1,127)	(1,127)	(1,127)	(1,158)

Total other operating revenue/expenses	$36,656	$55,873	$53,945	$69,890	$66,157	$52,860

INCOME BEFORE OTHER ITEMS	$94,039	$166,371	$137,203	$154,454	$110,313	$118,696
OTHER
Net foreign exchange (losses) gains	($3,107)	($6,729)	($700)	$2,072	($2,613)	$2,886
Net realized losses on investments	(11,484)	(4,125)	(3,055)	(9,038)	(2,084)	(3,330)
Income tax expense	(1,637)	(2,987)	(2,047)	(12,147)	(3,781)	(11,216)

NET INCOME	$77,811	$152,530	$131,401	$135,341	$101,835	$107,036
Preferred dividends	(3,875)	(3,875)	(3,875)	(3,875)	(3,875)	(3,875)

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$73,936	$148,655	$127,526	$131,466	$97,960	$103,161

KEY RATIOS/PER SHARE DATA
Loss ratio	50.9%	36.2%	46.6%	49.6%	55.9%	56.8%
Acquisition expense ratio	20.0%	22.3%	19.2%	17.7%	17.9%	17.9%
General and administrative expense ratio	13.5%	16.2%	13.8%	11.7%	12.9%	10.5%

Combined ratio	84.4%	74.7%	79.6%	79.0%	86.7%	85.2%

Weighted average basic shares outstanding	58,823	62,225	64,468	65,531	66,613	66,445
Weighted average dilutive shares outstanding	64,503	68,326	70,431	70,930	72,073	71,295
Basic earnings per common share	$1.26	$2.39	$1.98	$2.01	$1.47	$1.55
Diluted earnings per common share	$1.15	$2.18	$1.81	$1.85	$1.36	$1.45
ROAE, net income [a]	3.2%	6.4%	5.7%	6.0%	4.6%	6.1%

[a]

Average common equity is calculated as the arithmetic average of the beginning and ending equity balances for the stated periods, which excludes the $200 million liquidation value of the preferred shares.

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED STATEMENTS OF INCOME - PRIOR YEARS

	YEAR ENDED

	DEC. 31, 2007	DEC. 31, 2006	DEC. 31, 2005

UNDERWRITING REVENUES
Gross premiums written	$1,781,115	$1,789,642	$1,668,877
Premiums ceded	(206,140)	(204,078)	(49,528)

Net premiums written	$1,574,975	$1,585,564	$1,619,349
Change in unearned premiums	19,825	53,010	104,345

Net premiums earned	$1,594,800	$1,638,574	$1,723,694
Other underwriting (loss) income	1,602	1,390	(4,818)

Total underwriting revenues	$1,596,402	$1,639,964	$1,718,876

UNDERWRITING EXPENSES
Losses and loss expenses	$749,081	$827,630	$1,650,943
Acquisition expenses	307,576	317,489	331,309
General and administrative expenses	217,269	190,373	146,419

Total underwriting expenses	$1,273,926	$1,335,492	$2,128,671

Underwriting income (loss)	$322,476	$304,472	($409,795)

OTHER OPERATING REVENUE/EXPENSES
Net investment income	$281,276	$257,449	$180,451
Interest expense	(30,125)	(30,041)	(24,210)
Amortization of intangibles	(5,286)	(4,600)	(4,694)

Total other operating revenue/expenses	$245,865	$222,808	$151,547

INCOME (LOSS) BEFORE OTHER ITEMS	$568,341	$527,280	($258,248)

OTHER
Net foreign exchange (losses) gains	($7,970)	$21,021	($5,140)
Net realized losses on investments	(18,302)	(20,342)	(8,244)
Income tax (expense) benefit	(20,962)	(29,833)	51,148

NET INCOME (LOSS)	$521,107	$498,126	($220,484)
Preferred dividends	(15,500)	(15,500)	($2,720)

NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$505,607	$482,626	($223,204)

KEY RATIOS/PER SHARE DATA
Loss ratio	47.0%	50.5%	95.8%
Acquisition expense ratio	19.3%	19.4%	19.2%
General and administrative expense ratio	13.6%	11.6%	8.5%

Combined ratio	79.9%	81.5%	123.5%

Weighted average basic shares outstanding	64,697	66,436	62,029
Weighted average dilutive shares outstanding	70,540	71,755	62,029

Basic earnings (loss) per common share	$7.82	$7.26	($3.60)
Diluted earnings (loss) per common share	$7.17	$6.73	($3.60)

ROAE, net income (loss) [a]	22.9%	25.6%	(12.6)%

[a]

Average common equity is calculated as the arithmetic average of the beginning and ending equity balances for the stated periods, which excludes the $200 million liquidation value of the preferred shares.

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED BALANCE SHEETS

	MAR. 31, 2008	DEC. 31, 2007	SEPT. 30, 2007	JUNE 30, 2007	MAR. 31, 2007	DEC. 31, 2006

ASSETS
Cash and cash equivalents	$549,692	$567,825	$600,042	$625,662	$518,800	$547,772
Fixed maturity investments available for sale, at fair value	4,710,467	4,660,236	4,803,808	4,728,942	4,838,405	4,714,204
Other investments	369,347	358,128	343,926	281,241	267,721	253,068
Premiums receivable, net	1,088,998	723,832	768,162	839,106	808,064	660,570
Deferred acquisition costs	184,646	168,968	212,000	198,537	186,374	168,809
Securities lending collateral	241,343	173,041	195,727	173,884	217,698	226,762
Prepaid reinsurance premiums	268,442	122,594	92,466	99,446	92,722	105,058
Losses recoverable	150,665	187,354	96,008	66,377	55,579	44,244
Accrued investment income	33,650	38,543	36,075	40,443	36,792	40,692
Intangible assets	208,202	206,632	69,388	70,456	69,415	70,366
Deferred tax assets	17,702	—	46,926	57,993	61,385	54,019
Receivable on pending investment sales, net	1,427	2,783	53,061	—	—	—
Other assets	50,630	60,791	50,852	43,760	37,508	39,990

TOTAL ASSETS	$7,875,211	$7,270,727	$7,368,441	$7,225,847	$7,190,463	$6,925,554

LIABILITIES
Reserve for losses and loss expenses	$2,928,427	$2,892,224	$2,841,810	$2,767,525	$2,790,183	$2,701,686
Reserve for unearned premiums	1,269,318	855,085	999,046	1,027,229	987,748	843,202
Deposit liabilities	105,115	108,943	130,272	143,073	155,380	161,024
Reinsurance balances payable	224,223	162,899	153,815	194,012	147,745	172,328
Securities lending payable	241,343	173,041	195,727	173,884	217,698	226,762
Debt	448,978	448,753	447,235	447,213	447,192	447,172
Investments pending settlement, net	—	—	—	31,767	14,448	—
Deferred tax liability	—	922	—	—	—	—
Other liabilities	119,633	116,601	74,915	61,298	63,523	75,506

TOTAL LIABILITIES	$5,337,037	$4,758,468	$4,842,820	$4,846,001	$4,823,917	$4,627,680

SHAREHOLDERS’ EQUITY
Preferred shares Series A, non-cumulative	$8,000	$8,000	$8,000	$8,000	$8,000	$8,000
Common shares	60,098	60,364	64,081	64,591	65,968	66,480
Additional paid-in capital	1,127,594	1,165,300	1,355,468	1,378,685	1,431,623	1,458,063
Accumulated other comprehensive income (loss)	62,705	57,725	10,652	(47,525)	(131)	(14,465)
Retained earnings	1,279,777	1,220,870	1,087,420	976,095	861,086	779,796

TOTAL SHAREHOLDERS’ EQUITY	$2,538,174	$2,512,259	$2,525,621	$2,379,846	$2,366,546	$2,297,874

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$7,875,211	$7,270,727	$7,368,441	$7,225,847	$7,190,463	$6,925,554

Book value per common share	$39.83	$38.94	$36.21	$33.67	$32.77	$31.45
Diluted book value per common share (treasury stock method)	$36.00	$35.05	$32.81	$30.56	$30.19	$28.87

RATIOS
Debt-to-capital	15.0%	15.2%	15.0%	15.8%	15.9%	16.3%

ENDURANCE SPECIALTY HOLDINGS LTD.
Endurance Operating Income Profile

The above chart represents a cumulative analysis of our in-force underwriting portfolio on a full year basis based on thousands of potential scenarios. Loss years are driven largely by the occurrence of natural catastrophes and incorrect pricing of other property and casualty exposures. The operating income depicted includes net premiums earned plus net investment income, acquisition expenses and G&A expenses. The operating income depicted excludes the effects of income tax (expenses) benefits, amortization of intangibles and interest expense. Forecasted investment income, acquisition and G&A expenses are held constant across all scenarios. Losses included above are net of reinsurance. Our stated objective is to maintain a risk management tolerance that limits our loss in a 1-in-100 year year to be no more than 25% of our equity capital.

Changes in Endurance’s underwriting portfolio, investment portfolio, risk control mechanisms, market conditions and other factors may cause actual results to vary considerably from those indicated by our value at risk curve. For a listing of risks related to Endurance and its future performance, please see “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2007.

ENDURANCE SPECIALTY HOLDINGS LTD.
Endurance Operating Income Profile

Endurance Operating Income Profile Comparison

				Change from Jan. 1, 2007 - Dec. 31, 2007 to Jan. 1, 2008 - Dec. 31, 2008		Change from July 1, 2007 - June 30, 2008 to Jan. 1, 2008 - Dec. 31, 2008

(in millions)	Jan. 1, 2007 - Dec. 31, 2007	July 1, 2007 - June 30, 2008	Jan. 1, 2008 - Dec. 31, 2008	$ Change	% Change	$ Change	% Change

Median Result	$381	$391	$481	$100	20.8%	$90	18.7%
Average Result	341	342	421	80	19.0%	79	18.8%

1 in 10 year annual gain	91	64	34	(57)	(167.6%)	(30)	(88.2%)
1 in 25 year annual loss	(66)	(141)	(121)	(55)	45.5%	20	(16.5%)
1 in 50 year annual loss	(172)	(319)	(248)	(76)	30.6%	71	(28.6%)
1 in 100 year annual loss	(287)	(468)	(438)	(151)	34.5%	30	(6.8%)
1 in 250 year annual loss	(396)	(694)	(659)	(263)	39.9%	35	(5.3%)
1 in 500 year annual loss	(500)	(884)	(775)	(275)	35.5%	109	(14.1%)

Changes in Endurance’s underwriting portfolio, investment portfolio, risk control mechanisms, market conditions and other factors may cause actual results to vary considerably from those indicated by our value at risk curve. For a listing of risks related to Endurance and its future performance, please see “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2007.

ENDURANCE SPECIALTY HOLDINGS LTD.
SEGMENT DISTRIBUTION
FOR THE THREE MONTHS ENDED MARCH 31, 2008

Gross Premiums Written = $871 million [a]

Source of Business	Business Segments

Broker Distribution - Insurance	Broker Distribution - Reinsurance

[a]	Prior to deposit accounting adjustments.

[b]	Other specialty includes the agriculture line in the Insurance segment and agriculture, marine, aerospace and surety and other in the Reinsurance segment.

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED SEGMENT DATA
FOR THE QUARTER ENDED MARCH 31, 2008

	Insurance	Reinsurance	Total Company Sub-total	Deposit Accounting Adjustment [a]	Reported Totals

UNDERWRITING REVENUES
Gross premiums written	$585,134	$285,478	$870,612	($2,021)	$868,591

Net premiums written	$356,141	$286,667	$642,808	($2,021)	$640,787

Net premiums earned	$167,982	$205,735	$373,717	($1,674)	$372,043
Other underwriting income	—	—	—	($740)	($740)

Total underwriting revenues	$167,982	$205,735	$373,717	($2,414)	$371,303

UNDERWRITING EXPENSES
Losses and loss expenses	$130,950	$61,202	$192,152	($2,650)	$189,502
Acquisition expenses	23,117	51,157	$74,274	$100	$74,374
General and administrative expenses	$20,561	$29,483	$50,044	—	$50,044

Total expenses	$174,628	$141,842	$316,470	($2,550)	$313,920

UNDERWRITING (LOSS) INCOME	($6,646)	$63,893	$57,247	$136	$57,383

GAAP RATIOS
Loss ratio	78.0%	29.7%	51.4%		50.9%
Acquisition expense ratio	13.8%	24.9%	19.9%		20.0%
General and administrative expense ratio	12.2%	14.3%	13.4%		13.5%

Combined ratio	104.0%	68.9%	84.7%		84.4%

STATUTORY RATIOS
Loss ratio	78.0%	29.7%	51.4%		50.9%
Acquisition expense ratio	7.7%	19.4%	12.9%		12.9%
General and administrative expense ratio	5.5%	10.3%	7.7%		7.7%

Combined ratio	91.2%	59.4%	72.0%		71.5%

[a]

For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written during the period were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company’s underwriting results by segment to the Company’s financial statement presentation.

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED FINANCIAL RATIOS
FOR THE QUARTER ENDED MARCH 31, 2008

	Insurance	Reinsurance	Total Company Sub-total	Deposit Accounting Adjustment [a]	Reported Totals

AS REPORTED

GAAP RATIOS
Loss ratio	78.0%	29.7%	51.4%		50.9%
Acquisition expense ratio	13.8%	24.9%	19.9%		20.0%
General and administrative expense ratio	12.2%	14.3%	13.4%

Combined ratio	104.0%	68.9%	84.7%	NM	84.4%

EFFECT OF PRIOR ACCIDENT YEAR RESERVE DEVELOPMENT FAVORABLE / (UNFAVORABLE)

GAAP RATIOS
Loss ratio	2.2%	17.3%	10.5%	NM	11.0%

NET OF PRIOR ACCIDENT YEAR RESERVE DEVELOPMENT

GAAP RATIOS
Loss ratio	80.2%	47.0%	61.9%		61.9%
Acquisition expense ratio	13.8%	24.9%	19.9%		20.0%
General and administrative expense ratio	12.2%	14.3%	13.4%		13.5%

Combined ratio	106.2%	86.2%	95.2%	NM	95.4%

[a]

For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written during the period were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company’s loss ratio by segment to the Company’s financial statement presentation.

ENDURANCE SPECIALTY HOLDINGS LTD.
INSURANCE SEGMENT DATA

	FOR THE QUARTERS ENDED

	MAR. 31, 2008	DEC. 31, 2007	SEPT. 30, 2007	JUNE 30, 2007	MAR. 31, 2007	MAR. 31, 2006

UNDERWRITING REVENUES
Gross premiums written	$585,134	$216,510	$180,046	$197,967	$147,033	$80,157

Net premiums written	$356,141	$154,476	$137,404	$152,000	$108,089	$56,692

Net premiums earned	$167,982	$137,060	$130,640	$124,057	$110,324	$90,426

UNDERWRITING EXPENSES
Losses and loss expenses	$130,950	$93,553	$69,709	$63,422	$63,529	$41,607
Acquisition expenses	23,117	22,145	19,542	16,528	13,826	6,123
General and administrative expenses	20,561	27,200	21,988	18,592	22,217	7,959

Total expenses	174,628	142,898	111,239	98,542	99,572	55,689

UNDERWRITING (LOSS) INCOME	($6,646)	($5,838)	$19,401	$25,515	$10,752	$34,737

GAAP RATIOS
Loss ratio	78.0%	68.3%	53.4%	51.1%	57.6%	46.0%
Acquisition expense ratio	13.8%	16.2%	14.9%	13.3%	12.5%	6.8%
General and administrative expense ratio	12.2%	19.8%	16.8%	15.0%	20.2%	8.8%

Combined ratio	104.0%	104.3%	85.1%	79.4%	90.3%	61.6%

STATUTORY RATIOS
Loss ratio	78.0%	68.3%	53.4%	51.1%	57.6%	46.0%
Acquisition expense ratio	7.7%	16.9%	17.4%	13.9%	19.2%	7.7%
General and administrative expense ratio	5.5%	18.1%	15.9%	12.0%	23.9%	12.0%

Combined ratio	91.2%	103.3%	86.7%	77.0%	100.7%	65.7%

ENDURANCE SPECIALTY HOLDINGS LTD.
REINSURANCE SEGMENT DATA

	FOR THE QUARTERS ENDED

	MAR. 31, 2008	DEC. 31, 2007	SEPT. 30, 2007	JUNE 30, 2007	MAR. 31, 2007	MAR. 31, 2006

UNDERWRITING REVENUES
Gross premiums written	$285,478	$66,039	$243,787	$328,815	$429,473	$590,373

Net premiums written	$286,667	$65,791	$240,774	$316,205	$428,791	$585,466

Net premiums earned	$205,735	$267,772	$275,776	$324,318	$291,396	$386,537

UNDERWRITING EXPENSES
Losses and loss expenses	$61,202	$42,134	$119,798	$171,172	$169,699	$228,398
Acquisition expenses	51,157	70,641	58,478	64,555	61,417	89,696
General and administrative expenses	29,483	37,455	33,133	30,072	26,612	35,932

Total expenses	141,842	150,230	211,409	265,799	257,728	354,026

UNDERWRITING INCOME (LOSS)	$63,893	$117,542	$64,367	$58,519	$33,668	$32,511

GAAP RATIOS
Loss ratio	29.7%	15.7%	43.5%	52.8%	58.2%	59.1%
Acquisition expense ratio	24.9%	26.4%	21.2%	19.9%	21.1%	23.2%
General and administrative expense ratio	14.3%	14.0%	12.0%	9.3%	9.1%	9.3%

Combined ratio	68.9%	56.1%	76.7%	82.0%	88.4%	91.6%

STATUTORY RATIOS
Loss ratio	29.7%	15.7%	43.5%	52.8%	58.2%	59.1%
Acquisition expense ratio	19.4%	47.1%	27.4%	21.8%	15.4%	19.3%
General and administrative expense ratio	10.3%	56.9%	13.8%	9.5%	6.2%	6.1%

Combined ratio	59.4%	119.7%	84.7%	84.1%	79.8%	84.5%

Note:

For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written during the period were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. For the impact of deposit accounting on segment results, refer to page 14.

ENDURANCE SPECIALTY HOLDINGS LTD.
SEGMENT GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS

	FOR THE QUARTERS ENDED

	MAR. 31, 2008	DEC. 31, 2007	SEPT. 30, 2007	JUNE 30, 2007	MAR. 31, 2007	MAR. 31, 2006

INSURANCE SEGMENT
Property	$31,183	$37,905	$28,379	$40,835	$27,042	$28,573
Casualty	25,124	25,851	30,133	42,343	26,796	21,786
Healthcare liability	16,492	15,256	30,262	28,054	18,790	21,062
Workers’ compensation	83,480	73,054	70,398	57,142	61,633	—
Agriculture	413,419	42,242	—	—	—	—
Professional lines	15,436	22,202	20,874	29,593	12,772	8,736

TOTAL INSURANCE	$585,134	$216,510	$180,046	$197,967	$147,033	$80,157

REINSURANCE SEGMENT
Casualty	$69,301	$15,301	$66,006	$27,788	$91,936	$185,578
Property	36,248	14,212	112,407	65,476	36,701	122,480
Catastrophe	105,234	13,499	43,684	147,506	140,499	120,695
Agriculture	10,911	7,230	6,917	24,118	93,061	50,531
Aerospace and Marine	36,536	11,660	9,179	32,483	39,560	79,946
Surety and other specialty	27,248	4,137	5,594	31,444	27,716	31,143

TOTAL REINSURANCE	$285,478	$66,039	$243,787	$328,815	$429,473	$590,373

TOTAL COMPANY SUBTOTAL	$870,612	$282,549	$423,833	$526,782	$576,506	$670,530
DEPOSIT ACCOUNTING ADJUSTMENT [a]	(2,021)	(4,799)	(562)	(19,979)	(3,215)	(99,149)

REPORTED TOTALS	$868,591	$277,750	$423,271	$506,803	$573,291	$571,381

[a]

For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written during the period were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company’s gross premiums written by segment to the Company’s financial statement presentation.

ENDURANCE SPECIALTY HOLDINGS LTD.
SEGMENT NET PREMIUMS WRITTEN BY LINE OF BUSINESS

	FOR THE QUARTERS ENDED

	MAR. 31, 2008	DEC. 31, 2007	SEPT. 30, 2007	JUNE 30, 2007	MAR. 31, 2007	MAR. 31, 2006

INSURANCE SEGMENT
Property	$15,003	$16,827	$7,689	$17,262	$6,127	$10,690
Casualty	15,113	16,144	16,467	26,815	17,761	16,204
Healthcare liability	16,492	15,256	30,262	28,054	18,790	21,062
Workers’ compensation	75,906	66,428	64,131	52,999	54,810	—
Agriculture	222,400	21,115	—	—	—	—
Professional lines	11,227	18,706	18,855	26,870	10,601	8,736

TOTAL INSURANCE	$356,141	$154,476	$137,404	$152,000	$108,089	$56,692

REINSURANCE SEGMENT
Casualty	$70,503	$14,908	$65,946	$27,610	$91,921	$183,575
Property	36,220	14,212	112,398	67,074	36,527	122,480
Catastrophe	105,156	13,499	41,025	137,720	140,183	120,695
Agriculture	10,911	7,230	7,028	22,018	93,061	50,531
Aerospace and Marine	36,626	11,805	8,390	31,030	39,391	79,946
Surety and other specialty	27,251	4,137	5,987	30,753	27,708	28,239

TOTAL REINSURANCE	$286,667	$65,791	$240,774	$316,205	$428,791	$585,466

TOTAL COMPANY SUBTOTAL	$642,808	$220,267	$378,178	$468,205	$536,880	$642,158
DEPOSIT ACCOUNTING ADJUSTMENT [a]	(2,021)	(4,799)	(562)	(19,979)	(3,215)	(99,149)

REPORTED TOTALS	$640,787	$215,468	$377,616	$448,226	$533,665	$543,009

[a]

For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written during the period were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company’s gross premiums written by segment to the Company’s financial statement presentation.

ENDURANCE SPECIALTY HOLDINGS LTD.
DEPOSIT ACCOUNTING ADJUSTMENT IMPACTS ON SEGMENT DATA
FOR THE QUARTER ENDED MARCH 31, 2008

	Includes Deposit Accounting Adjustments			Excludes Deposit Accounting Adjustments

	Insurance	Reinsurance	Total Company	Insurance	Reinsurance	Total Company

UNDERWRITING REVENUES
Gross premiums written	$585,134	$283,457	$868,591	$585,134	$285,478	$870,612

Net premiums written	$356,141	$284,646	$640,787	$356,141	$286,667	$642,808

Net premiums earned	$167,982	$204,061	$372,043	$167,982	$205,735	$373,717
Other underwriting income	—	(740)	(740)	—	—	—

Total underwriting revenues	167,982	203,321	371,303	167,982	205,735	373,717

UNDERWRITING EXPENSES
Losses and loss expenses	$130,950	$58,551	$189,501	$130,950	$61,202	$192,152
Acquisition expenses	23,117	51,257	74,374	23,117	51,157	74,274
General and administrative expenses	20,561	29,483	50,044	20,561	29,483	50,044

Total expenses	174,628	139,291	313,919	174,628	141,842	316,470

UNDERWRITING (LOSS) INCOME	($6,646)	$64,030	$57,384	($6,646)	$63,893	$57,247

GAAP RATIOS
Loss ratio	78.0%	28.7%	50.9%	78.0%	29.7%	51.4%
Acquisition expense ratio	13.8%	25.1%	20.0%	13.8%	24.9%	19.9%
General and administrative expense ratio	12.2%	14.5%	13.5%	12.2%	14.3%	13.4%

Combined ratio	104.0%	68.3%	84.4%	104.0%	68.9%	84.7%

ENDURANCE SPECIALTY HOLDINGS LTD.
RETURN ON EQUITY ANALYSIS

	FOR THE THREE MONTHS ENDED MAR. 31, 2008

Average common equity [a]	$2,325,217

Net premiums earned	$372,043
Combined ratio	84.4%
Operating margin	15.6%
Premium leverage	0.16	x
Implied ROAE from underwriting activity	2.5%

Average cash and invested assets at amortized cost	$5,579,783
Investment leverage	2.40	x
Year to date investment income yield, pretax	0.8%
Implied ROAE from investment activity	1.9%

Financing Costs [b]	(0.5)%

Implied Pre-tax Operating ROAE, for period [c]	3.9%

Implied Pre-tax Operating ROAE, annualized [c]	15.6%

[a]

Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances for the stated periods, which excludes the $200 million liquidation value of the preferred shares.

[b]	Financing costs include interest expense and preferred dividends.

[c]

Implied pre-tax Operating ROAE considers only the main components of the Company’s return on equity — underwriting and investment returns. As such, it differs from operating ROE primarily due to the exclusion of tax on underwriting and investment profits and the tax-effected impact of amortization and interest expense.

ENDURANCE SPECIALTY HOLDINGS LTD.
ANNUALIZED OPERATING & INVESTMENT LEVERAGE

	FOR THE QUARTERS ENDED								YEARS ENDED DECEMBER 31,

	MAR. 31, 2008		DEC. 31, 2007		SEPT. 30, 2007		JUNE 30, 2007		2007		2006

Average common equity [a]	$2,325,217		$2,318,940		$2,252,734		$2,173,196		$2,218,024		$1,885,209

Net premiums earned	$372,043		$400,462		$399,742		$417,551		$1,594,800		$1,638,574

Operating leverage	0.16	x	0.17	x	0.18	x	0.19	x	0.72	x	0.87	x

Annualized operating leverage	0.64	x	0.69	x	0.71	x	0.77	x	0.72	x	0.87	x

Avg. cash and invested assets at amortized cost	$5,579,783		$5,691,919		$5,751,342		$5,659,148		$5,559,204		$5,275,481

Investment leverage	2.40	x	2.45	x	2.55	x	2.60	x	2.51	x	2.80	x

[a] Average common equity is calculated as the arithmetic average of the beginning and ending equity balances for the stated periods and excludes the $200 million liquidation value of the preferred shares.

ENDURANCE SPECIALTY HOLDINGS LTD.
INVESTMENT PORTFOLIO
AS OF MARCH 31, 2008

Type of Investment	Fair Value	Percentage

Cash and equivalents [a]	$551,119	9.8%
U.S. government and agencies	638,469	11.3%
Corporate securities	823,840	14.6%
Foreign government	194,568	3.5%
Municipals	128,934	2.3%
Asset-backed securities	419,475	7.4%
Mortgage-backed securities	2,505,182	44.5%
Other investments [b]	369,348	6.6%

Total	$5,630,935	100.0%

Ratings [e]	Fair Value	Percentage

U.S. Government and agencies notes	$638,469	12.6%
AAA/Aaa	3,350,823	66.0%
AA/Aa	311,203	6.1%
A/A	322,820	6.4%
BBB	25,565	0.5%
Below BBB	61,043	1.2%
Not Rated	544	0.0%
Other investments [b]	369,348	7.2%

Total	$5,079,815	100.0%

Performance	MAR. 31, 2008

Yield [c]	3.4%
Duration [d]	3.0

Investment Income	Quarter Ended Mar. 31, 2008	Quarter Ended Dec. 31, 2007	Quarter Ended Sept. 30, 2007	Quarter Ended June 30, 2007

Other Investments	($16,112)	($898)	($3,489)	$13,519

Total net investment income	$46,878	$65,310	$62,605	$78,548

Note:	[a]	Cash and equivalents are shown net of investments pending settlement.

	[b]	Other investments includes investments in alternative and high yield bank loan funds.

	[c]	Annualized earned yield excludes realized and unrealized gains and losses on fixed maturity investments.

	[d]	Duration excludes other investments and operating cash.

	[e]	Excludes cash and equivalents.

ENDURANCE SPECIALTY HOLDINGS LTD.
STRUCTURED SECURITIES DETAIL
AS OF MAR. 31, 2008

Securitized (RMBS, CMBS, ABS and CDO) securities ratings	Fair Value	Percentage	Percentage of Investment Portfolio

U.S. Government and agencies	$1,277,860	43.7%	22.7%
AAA/Aaa	1,612,246	55.1%	28.6%
AA/Aa	1,482	0.1%	0.0%
A/A	3,010	0.1%	0.1%
BBB	20,849	0.7%	0.4%
Below BBB	9,210	0.3%	0.2%

Total	$2,924,657	100.0%	52.0%

Structured securities sectors (RMBS, CMBS, ABS and CDO)		Fair Value	Percentage	Percentage

Commercial		$777,565	26.6%	13.8%
Residential		1,763,523	60.3%	31.3%
Consumer		383,569	13.1%	6.8%

Total		$2,924,657	100.0%	51.9%

Spread Duration	3.35 years

Subprime collateralized securities		Fair Value	Percentage	Percentage

AAA		$3,639	99.8%	0.1%
BBB and below		9	0.2%	0.0%

Total		$3,648	100.0%	0.1%

Spread Duration	0.39 years

Collateralized debt obligations (CDO’s)	Fair Value	Percentage	Percentage

AAA/Aaa	—	—	—
AA/Aa	144	7.2%	—
A/A		—	—
BBB	$1,329	66.6%	—
Below BBB	522	26.2%	—

Total	$1,995	100.0%	—

Collateralized debt obligations (CDO’s)		Fair Value	Percentage	Percentage

Commercial		$1,993	99.9%	—
Residential		2	0.1%	—

Total		$1,995	100.0%	—

Spread Duration	4.42 years			—

ENDURANCE SPECIALTY HOLDINGS LTD.
ACTIVITY IN RESERVE FOR LOSSES AND LOSS EXPENSES

	QUARTER ENDED MAR. 31, 2008	QUARTER ENDED DEC. 31, 2007	QUARTER ENDED SEPT. 30, 2007	QUARTER ENDED JUNE 30, 2007	QUARTER ENDED MAR. 31, 2007

Incurred related to:

Current year	$230,456	$183,253	$223,946	$234,768	$266,501
Prior years	(40,954)	(38,401)	(37,490)	(27,589)	(55,907)

Total incurred	$189,502	$144,852	$186,456	$207,179	$210,594

Paid related to:

Current year	($587)	($42,814)	($24,416)	($15,896)	($205)
Prior years	(127,272)	(172,362)	(134,212)	(232,921)	(138,492)

Total paid	($127,859)	($215,176)	($158,628)	($248,817)	($138,697)

ENDURANCE SPECIALTY HOLDINGS LTD.
ACTIVITY IN RESERVE FOR LOSSES AND LOSS EXPENSES BY SEGMENT

(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT FOR THE PERIOD ENDED MAR. 31, 2008

	Insurance	Reinsurance	Total Company Sub-total	Deposit Accounting Adjustment [a]	Total Company

Incurred related to prior years
Quarter ended March 31, 2008	($3,743)	($35,498)	($39,241)	$1,713	($40,954)

(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT DURING THE YEAR ENDED DEC. 31, 2007

	Insurance	Reinsurance	Total Company Sub-total	Deposit Accounting Adjustment [a]	Total Company

Incurred related to prior years
Quarter ended March 31, 2007	($26,507)	($23,072)	($49,579)	$6,328	($55,907)
Quarter ended June 30, 2007	(18,725)	(8,441)	(27,166)	423	(27,589)
Quarter ended Sept. 30, 2007	(25,101)	(8,112)	(33,213)	4,277	(37,490)
Quarter ended Dec. 31, 2007	(10,080)	(34,783)	(44,863)	(6,462)	(38,401)

Year ended December 31, 2007	($80,413)	($74,408)	($154,821)	$4,566	($159,387)

(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT DURING THE YEAR ENDED DECEMBER 31, 2006

	Insurance	Reinsurance	Total Company Sub-total	Deposit Accounting Adjustment [a]	Total Company

Incurred related to prior years
Quarter ended March 31, 2006	($27,855)	($16,946)	($44,801)	($2,260)	($42,541)
Quarter ended June 30, 2006	(13,068)	41,537	28,469	6,887	21,582
Quarter ended September 30, 2006	(5,941)	(7,376)	(13,317)	(3,277)	(10,040)
Quarter ended December 31, 2006	(7,523)	(22,204)	(29,727)	(2,987)	(26,740)

Year ended December 31, 2006	($54,387)	($4,989)	($59,376)	($1,637)	($57,739)

[a]

For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written during the period were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company's underwriting results by segment to the Company's financial statement presentation.

ENDURANCE SPECIALTY HOLDINGS LTD.
ACTIVITY IN RESERVE FOR LOSSES AND LOSS EXPENSES BY DEVELOPMENT TAIL

(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT

	FOR THE QUARTERS ENDED					FOR THE
						YEAR ENDED
	MAR. 31, 2008	DEC. 31, 2007	SEPT. 30, 2007	JUNE 30, 2007	MAR. 31, 2007	DEC. 31, 2007

INSURANCE SEGMENT
Short tail[a]	($1,896)	$1,340	($1,003)	($15,172)	($16,098)	($30,933)
Long tail[b]	(1,847)	(11,420)	(24,098)	(3,553)	(10,409)	(49,480)
Other[c]	—	—	—	—	—	—

TOTAL INSURANCE	(3,743)	(10,080)	(25,101)	(18,725)	(26,507)	(80,413)

REINSURANCE SEGMENT
Short tail[a]	(31,880)	(30,577)	(12,953)	(10,114)	(15,583)	(69,227)
Long tail[b]	(101)	(89)	(2,269)	1,106	(5,198)	(6,450)
Other[c]	(3,517)	(4,117)	7,110	567	(2,291)	1,269

TOTAL REINSURANCE	(35,498)	(34,783)	(8,112)	(8,441)	(23,072)	(74,408)

TOTAL COMPANY SUBTOTAL	(39,241)	(44,863)	(33,213)	(27,166)	(49,579)	(154,821)
DEPOSIT ACCOUNTING ADJUSTMENT [d]	1,713	(6,462)	4,277	423	6,328	4,566

REPORTED TOTALS	($40,954)	($38,401)	($37,490)	($27,589)	($55,907)	($159,387)

[a]

Short tail business is that for which development typically emerges within a period of several quarters. The Company’s short tail line of business in the Insurance segment includes its property line of business. The Company’s short tail lines in its Reinsurance segment include property, catastrophe, marine, aerospace and surety.

[b]

Long tail business is that for which development emerges over many years. The Company’s long tail lines of business in the Insurance segment includes casualty, healthcare liability, workers’ compensation and professional lines. The Company’s long tail line of business in the Reinsurance segment includes casualty.

[c]

The Company writes certain specialty lines of business for which the loss emergence is considered to be unique in nature and thus, has been included as other. The Company’s other lines of business included in the Insurance segment is agriculture and in the Reinsurance segment are agriculture, personal accident, and other.

[d]

For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written during the period were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company’s underwriting results by segment to the Company’s financial statement presentation.

ENDURANCE SPECIALTY HOLDINGS LTD.
ANALYSIS OF UNPAID LOSSES AND LOSS EXPENSE

	Insurance				Reinsurance				Total Company	Deposit Accounting Adjustment [a]	Reported Totals

	Short Tail	Long Tail	Other	Total	Short Tail	Long Tail	Other	Total
AT MAR. 31, 2008
Case reserves	$91,447	$75,515	$21,520	$188,482	$476,650	$245,327	$8,199	$730,176	$918,658	($51,541)	$867,117
Total reserves	$127,760	$1,050,603	$83,274	$1,261,637	$750,966	$837,407	$177,810	$1,766,183	$3,027,820	($99,393)	$2,928,427
Case reserves / Total reserves	71.6%	7.2%	25.8%	14.9%	63.5%	29.3%	4.6%	41.3%	30.3%	51.9%	29.6%

IBNR / Total reserves	28.4%	92.8%	74.2%	85.1%	36.5%	70.7%	95.4%	58.7%	69.7%	48.1%	70.4%

AT DEC. 31, 2007
Case reserves	$88,197	$57,282	$64,259	$209,738	$507,230	$244,276	$8,784	$760,290	$970,028	($52,131)	$917,897
Total reserves	$122,643	$968,891	$91,092	$1,182,626	$794,983	$839,744	$177,835	$1,812,562	$2,995,188	($102,964)	$2,892,224
Case reserves / Total reserves	71.9%	5.9%	70.5%	17.7%	63.8%	29.1%	4.9%	41.9%	32.4%	50.6%	31.7%

IBNR / Total reserves	28.1%	94.1%	29.5%	82.3%	36.2%	70.9%	95.1%	58.1%	67.6%	49.4%	68.3%

AT SEPT. 30, 2007
Case reserves	$116,106	$46,092	—	$162,198	$577,103	$244,289	$18,260	$839,652	$1,001,850	($67,709)	$934,141
Total reserves	$145,657	$899,080	—	$1,044,737	$923,945	$837,817	$161,607	$1,923,369	$2,968,106	($126,296)	$2,841,810
Case reserves / Total reserves	79.7%	5.1%	—	15.5%	62.5%	29.2%	11.3%	43.7%	33.8%	53.6%	32.9%

IBNR / Total reserves	20.3%	94.9%	—	84.5%	37.5%	70.8%	88.7%	56.3%	66.2%	46.4%	67.1%

AT JUNE 30, 2007
Case reserves	$100,339	$49,928	—	$150,267	$614,638	$234,964	$9,267	$858,869	$1,009,136	($65,639)	$943,497
Total reserves	$134,405	$832,868	—	$967,273	$974,941	$833,779	$126,404	$1,935,124	$2,902,397	($134,872)	$2,767,525
Case reserves / Total reserves	74.7%	6.0%	—	15.5%	63.0%	28.2%	7.3%	44.4%	34.8%	48.7%	34.1%

IBNR / Total reserves	25.3%	94.0%	—	84.5%	37.0%	71.8%	92.7%	55.6%	65.2%	51.3%	65.9%

AT MAR. 31, 2007
Case reserves	$121,095	$32,998	—	$154,093	$645,790	$217,718	$9,760	$873,268	$1,027,361	($58,030)	$969,331
Total reserves	$164,454	$754,080	—	$918,534	$1,029,414	$815,327	$165,376	$2,010,117	$2,928,651	($138,468)	$2,790,183
Case reserves / Total reserves	73.6%	4.4%	—	16.8%	62.7%	26.7%	5.9%	43.4%	35.1%	41.9%	34.7%

IBNR / Total reserves	26.4%	95.6%	—	83.2%	37.3%	73.3%	94.1%	56.6%	64.9%	58.1%	65.3%

[a]

For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written during the period were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company’s underwriting results by segment to the Company’s financial statement presentation.

ENDURANCE SPECIALTY HOLDINGS LTD.
DILUTIVE SHARES FOR EPS CALCULATION

		QUARTERS ENDED MAR. 31,

		2008	2007

DILUTIVE SHARES	Average market price per share	$39.42	$35.14
OUTSTANDING:
AS REPORTED	Basic weighted average common shares outstanding	58,823	66,613

	Add: weighted avg. unvested restricted share units	1,165	738
	Weighted average exercise price per share	—	—
	Proceeds from unrecognized restricted share unit expense	$32,937	$8,842
	Less: restricted share units bought back via treasury method	(835)	(252)

	Add: weighted avg. dilutive warrants outstanding	7,023	7,202
	Weighted average exercise price per share	$15.62	$16.62
	Less: warrants bought back via treasury method	(2,783)	(3,407)

	Add: weighted avg. dilutive options outstanding	2,041	2,469
	Weighted average exercise price per share	$17.96	$18.35
	Proceeds from unrecognized option expense	$59	$58
	Less: options bought back via treasury method	(931)	(1,291)

	Weighted average dilutive shares outstanding	64,503	72,073

Note:

Warrants, options and unvested restricted share units that are anti-dilutive are not included in the calculation of diluted shares outstanding. Warrants, options and unvested restricted share units are anti-dilutive for earnings per share in any period in which there is a net loss and the anti-dilution is reflected in the calculations above as additional treasury method repurchases. Restricted share units are included in the calculation of basic and diluted weighted shares outstanding. The treasury stock method assumes that the proceeds received from the exercise of options or warrants will be used to repurchase the Company’s common shares at the average market price during the period of calculation. SFAS No. 123R also requires that any unrecognized stock based compensation expense that will be recorded in future periods be included as proceeds for purposes of the treasury stock repurchases.

ENDURANCE SPECIALTY HOLDINGS LTD.
OPERATING INCOME RECONCILIATION
EARNINGS PER SHARE INFORMATION - AS REPORTED, GAAP

	QUARTERS ENDED MAR. 31,

	2008	2007

Net income	$77,811	$101,835
Add (Less) after-tax items:
Net foreign exchange losses (gains)	(10)	1,541
Net realized losses on investments	11,726	1,820

Operating income before preferred dividends	$89,527	$105,196
Preferred dividends	(3,875)	(3,875)

Operating income available to common shareholders	$85,652	$101,321

Weighted average common shares outstanding
Basic	58,823	66,613
Dilutive	64,503	72,073

Basic per common share data
Net income available to common shareholders	$1.26	$1.47
Add (Less) after-tax items:
Net foreign exchange losses (gains)	(0.00)	0.02
Net realized losses on investments	0.20	0.03

Operating income available to common shareholders	$1.46	$1.52

Diluted per common share data
Net income available to common shareholders	$1.15	$1.36
Add (Less) after-tax items:
Net foreign exchange losses (gains)	(0.00)	0.02
Net realized losses on investments	0.18	0.03

Operating income available to common shareholders	$1.33	$1.41

ENDURANCE SPECIALTY HOLDINGS LTD.
DILUTIVE SHARES SENSITIVITY ANALYSIS

DILUTIVE SHARES OUSTANDING

Market Price per Share

$36.00	$37.00	$38.00	$39.00	$40.00	$41.00	$42.00	$43.00	$44.00	$45.00	$46.00

64,880	64,984	65,084	65,178	65,267	65,352	65,433	65,510	65,584	65,655	65,722

ENDURANCE SPECIALTY HOLDINGS LTD.
BOOK VALUE PER SHARE

		MAR. 31,
				DEC. 31,
		2008	2007	2007

DILUTIVE COMMON SHARES OUTSTANDING:	Price per share at period end	$36.60	$35.74	$41.73

AS-IF CONVERTED [a]	Basic common shares outstanding [b]	58,709	66,110	59,384
	Add: unvested restricted shares and restricted share units	1,420	642	1,041
	Add: dilutive warrants outstanding	6,595	7,202	7,095
	Weighted average exercise price per share	$15.62	$16.62	$15.87
	Add: dilutive options outstanding	2,030	2,377	2,045
	Weighted average exercise price per share	$17.96	$18.47	$18.12

	Book Value [c]	$2,338,174	$2,166,546	$2,312,259
	Add: proceeds from converted warrants	103,010	119,703	112,593
	Add: proceeds from converted options	36,459	43,897	37,059

	Pro forma book value	$2,477,643	$2,330,146	$2,461,911
	Dilutive shares outstanding	68,754	76,331	69,564
	Basic book value per common share	$39.83	$32.77	$38.94
	Diluted book value per common share	$36.04	$30.53	$35.39

DILUTIVE COMMON SHARES OUTSTANDING:	Price per share at period end	$36.60	$35.74	$41.73

TREASURY STOCK METHOD	Basic common shares outstanding [b]	58,709	66,110	59,384

	Add: unvested restricted shares and restricted share units	1,420	642	1,041
	Add: dilutive warrants outstanding	6,595	7,202	7,095
	Weighted average exercise price per share	$15.62	$16.62	$15.87
	Less: warrants bought back via treasury method	(2,814)	(3,349)	(2,698)
	Add: dilutive options outstanding	2,030	2,377	2,045
	Weighted average exercise price per share	$17.96	$18.47	$18.12
	Less: options bought back via treasury method	(997)	(1,228)	(889)

	Dilutive shares outstanding	64,943	71,754	65,978
	Basic book value per common share	$39.83	$32.77	$38.94
	Diluted book value per common share	$36.00	$30.19	$35.05

[a]

The as-if converted method assumes that the proceeds received upon exercise of options and warrants will be retained by the Company and the resulting common shares from exercise will remain outstanding.

[b]	Basic common shares includes vested restricted share units.

[c]	Excludes the $200 million liquidation value of the preferred shares.

ENDURANCE SPECIALTY HOLDINGS LTD.
SHAREHOLDER RETURN ANALYSIS

		YEARS ENDED DECEMBER 31,
	QUARTER ENDED MAR. 31, 2008
		2007	2006	2005	2004	2003

Net income (loss) available to common shareholders	$73,936	$505,607	$482,626	$(223,204)	$355,584	$263,437

Dividends paid to common shareholders	(15,024)	(64,353)	(66,262)	(61,695)	(50,346)	(20,505)

Shareholders’ equity [a]	2,338,174	2,312,259	2,097,874	1,672,543	1,862,455	1,644,815

Return on beginning equity	3.2%	24.1%	28.9%	(12.0)%	21.6%	21.6%

Dividend payout ratio [b]	0.6%	3.1%	4.0%	3.3%	3.1%	1.7%

Dilutive common shares outstanding	64,943	65,978	72,654	72,173	66,729	68,445

Diluted book value per common share (treasury stock method)	$36.00	$35.05	$28.87	$23.17	$27.91	$24.03

Change in diluted book value per common share	2.7%	21.4%	24.6%	(17.0)%	16.1%	10.6%

Total return to common shareholders [c]	3.3%	24.5%	28.6%	(13.7)%	19.2%	12.3%

[a]	Excludes the $200 million liquidation value of the preferred shares.

[b]	Dividend payout ratio is calculated as dividends paid divided by beginning shareholders’ equity.

[c]	Total return to common shareholders is calculated as the sum of the change in diluted book value per common share and the dividend payout ratio.

ENDURANCE SPECIALTY HOLDINGS LTD.
REGULATION G

In presenting the Company’s results, management has included and discussed certain non-GAAP measures. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP.

Operating income is an internal performance measure used by the Company in the management of its operations. Operating income represents after-tax operational results excluding, as applicable, after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses because the amount of these gains or losses is heavily influenced by, and fluctuates in part, according to the availability of market opportunities. The Company believes these amounts are largely independent of its business and underwriting process and including them distorts the analysis of trends in its operations. In addition to presenting net income determined in accordance with GAAP, the Company believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze the Company’s results of operations in a manner similar to how management analyzes the Company’s underlying business performance. Operating income should not be viewed as a substitute for GAAP net income. Please see page 24 for a reconciliation of operating income to net income.

Return on Average Equity (ROAE) is comprised using the average common equity calculated as the arithmetic average of the beginning and ending common equity balances for stated periods. Return on Beginning Equity (ROBE) is comprised using the beginning common equity for stated periods. The Company presents various measures of Return on Equity that are commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information.

Investment yield is provided by the Company’s investment managers and is calculated by dividing net investment income by average invested assets at amortized cost. The Company utilizes and presents the investment yield in order to better disclose the performance of the Company’s investments and to show the components of the Company’s ROE.

The Company has included diluted book value per common share because it takes into account the effect of dilutive securities; therefore, the Company believes it is a better measure of calculating shareholder returns than book value per common share. Please see page 26 for a reconciliation of diluted book value per common share to basic book value per common share.